RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2018
Related Party [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
Key Management Compensation
Key management includes officers and directors (executive and non-executive) of the Company. The compensation paid or payable to key management for employee services is shown below:

($000s)	2018	2017	2016
Short-term employee benefits (1)	$4,805	$4,901	$3,933
Share-based compensation (2)	(431)	452	2,509
Total key management compensation	$4,374	$5,353	$6,442
(1) Includes termination benefits for the year ended December 31, 2018 of nil (2017: $1.3 million, 2016: nil).
(2) Share-based compensation includes share options, RAs, PAs, and DSUs.
Bellatrix retained one of its directors, Steven J. Pully, who has substantial expertise in debt refinancing transactions, to act as special advisor to a special committee of independent directors (the "Special Committee") that was formed to facilitate and lead the Company's refinancing efforts. As a result of the significant increase in the amount of time Mr. Pully was expected to spend performing in this new role, the Company and Mr. Pully entered into an agreement (the “Advisor Agreement”) pursuant to which Mr. Pully would earn a monthly retainer of $35,000 per month for his services, and could earn additional fees upon the completion of pre-established refinancing milestones. As a result of the successful completion of the Second Lien Refinancing, Mr. Pully earned fees of $1.1 million pursuant to the Advisor Agreement through December 31, 2018.